Significant accounting judgements and estimates	6 Months Ended
Dec. 31, 2024
Significant accounting judgements and estimates
Significant accounting judgements and estimates

3.Significant accounting judgements and estimates

The preparation of consolidated financial statements in conformity with IFRS requires management to exercise its judgement in the process of applying the Group’s accounting policies. It also requires the use of accounting estimates and assumptions that affect the reported amounts of assets and liabilities at the balance sheet date and revenues and expenses during the reporting periods.

Information about estimation uncertainties that have a significant risk of resulting in a material adjustment within the next financial year are included in the following notes:

3.1Judgements made in applying accounting policies

Accounting of digital assets transactions and balances

Management notes that the topic of digital assets and the accounting for digital assets continues to be considered by IASB and continues to monitor new comments and interpretations released by the Board and other standard setters from around the world. In line with this, the Group has considered its position for the year ended 31 December and 30 June 2024 and had to make judgement that the most applicable standard would be IAS 2 Inventories, based on the Group’s understanding of the characteristics of the assets as these digital assets are mainly held for the purpose of providing a service to customer in converting different type of digital asset and lending arrangement with a related party, which can be denominated in different type of digital asset.

Management treatment continues to be to measure crypto assets at fair value (unless otherwise disclosed and provided certain conditions are met) under the respective accounting standards.

3.2Key sources of estimation uncertainty

The key assumptions concerning the future and other key sources of estimation uncertainty at the end of the reporting period are discussed below. The Group based its assumptions and estimates on parameters available when the financial statements were prepared. Existing circumstances and assumptions about future developments, however, may change due to market changes or circumstances arising beyond the control of the Group. Such changes are reflected in the assumptions when they occur.

3.Significant accounting judgements and estimates (Continued)

3.2Key sources of estimation uncertainty (Continued)

Fair value of derivative financial instruments

Derivative financial instruments are measured at fair value at initial recognition and designated to be measured subsequently at fair value through profit or loss. The Group had applied Black-Scholes model to estimate the fair value of the derivative financial instrument. The key inputs contributing to the estimation uncertainty include annualized volatility and risk-free rate.

Impairment of goodwill

The Group tests goodwill for impairment at least on an annual basis. Determining whether goodwill is impaired requires an estimation of the value- in-use of the cash-generating units (“CGU”) to which goodwill has been allocated. The value-in-use calculation requires the entity to estimate the future cash flows expected to arise from the CGU and a suitable discount rate in order to calculate present value. No impairment loss was recognised during the financial period/year ended December 31 and June 30, 2024. The carrying amount of goodwill as at December 31 and June 30, 2024 was US$16,735,211 (Note 5).